SECURITY AGREEMENT


THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of September 8, 2005, is made between Rapidtron, Inc., a Nevada corporation, of 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626 (the "COMPANY"); and Ceres Financial Limited, a BVI company, of Walkers Chambers, P.O. Box 92, Mill Mall, Road Town, Tortola, British Virgin Islands (the "SECURED PARTY"). THIS AGREEMENT SUPERSEDES AND
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REPLACES THE SECURITY AGREEMENT BETWEEN THE COMPANY AND THE SECURED PARTY DATED
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AS OF JUNE 21, 2005.
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     WHEREAS, the Company is indebted to the Secured Party pursuant to certain
Convertible Note and Warrant Purchase Agreements dated on or about June 21, 2005, July 29, 2005, and September 8, 2005 (the "NOTE PURCHASE AGREEMENTS") and Convertible Notes issued thereunder in the aggregate amount of $397,566.29, $60,000.00, and $60,000.00, respectively (the "CONVERTIBLE NOTES"); and

     WHEREAS, the Secured Party has required the Company to grant to the Secured Party a security interest in certain of the Company's assets to secure the full and timely repayment of the Convertible Notes and any other indebtedness of the Company to the Secured Party (the "SECURED OBLIGATIONS");

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.   Grant of Security Interest. The Company hereby grants to the
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Secured Party a security interest in the property described in Section 2 of this
Agreement (the "COLLATERAL") to secure payment to the Secured Party of all liabilities and indebtedness of the Company to the Secured Party under the Secured Obligations, whether such liabilities or indebtedness is due or to become due, absolute or contingent, joint or several, now existing or hereafter arising; provided however, that such security interest shall be subordinate to the senior liens listed on Exhibit A attached hereto. The Company and the
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Secured Party will use commercially reasonable efforts to cause to be executed and delivered subordination agreements with the holders of senior liens.

     2.   Description of Collateral. The collateral shall consist of all
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assets and properties now owned or hereafter acquired by the Company, including, without limitation, the following:

          (a) All equipment (consisting of machinery, furniture, fixtures and vehicles) now owned or hereafter at any time acquired by the Company or in which the Company has or obtains rights, together with all repairs, improvements, attachments, renewals, additions and accessions thereto, substitutions and replacements therefor at any time hereafter made or acquired and all guaranties, claims, rights, remedies and privileges relating to any of the foregoing;

          (b) All inventory and other personal property owned or hereafter at any time acquired by the Company, which is held for sale in the ordinary course of business, or is


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     furnished or to be furnished under contracts for service, or is held as raw materials, work in process or materials used or consumed or to be used or consumed in the Company's business;

          (c)  All accounts receivable of the Company;

          (d)  All customer contracts and other contract rights;

          (e) All patents, trademarks, tradenames, copyrights, computer programs, data bases, know-how and other intangible property rights; and

          (f)  All proceeds of all of the Collateral.

     3.     Warranties of the Company.  The Company hereby represents and
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warrants to the Secured Party as follows:

          (a)  Ownership. The Company is the owner of the Collateral, free
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     of all encumbrances and security interests (except Secured Party's interest);

          (b)  Authority. The Company has full power and authority to
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     execute this Agreement, to perform the Company's obligations hereunder and to subject the Collateral to the security interest created hereby; and

          (c)  Location of Collateral. The inventory will be maintained at
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     the Company's principal offices and production facilities at 3151 Airway
     Ave., Bldg. Q, Costa Mesa, CA 92626, and the books and records concerning the Company's accounts receivable will be kept at the same address. The equipment, inventory and books and records concerning the Company's accounts receivable will not be removed from such location without the prior written consent of the Secured Party.

     4.   Obligations of the Company. During the term of this Agreement, the
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Company will comply with each of the following covenants and commitments:

          (a)  Maintenance of Collateral. The Company will keep the
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     Collateral and all inventory and other property now or hereafter at any time owned or used by the Company in connection with the storage, sale or lease of the Collateral in good condition and insured against such risks and in such amounts as the Secured Party may request, with an insurance company or companies satisfactory to Secured Party, the policies to protect the Secured Party as Secured Party's interests may appear and to be delivered to the Secured Party at Secured Party's request;

          (b)  Disposition of Collateral. The Company will not sell, lease
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     or otherwise dispose of the Collateral consisting of accounts receivable except with the prior written consent of the Secured Party and will not sell, lease or otherwise dispose of the Collateral consisting of inventory other than in the ordinary course of its business at prices constituting the then fair market value thereof. The Company will not grant to any account debtor any rebate, refund, allowance or credit on any account without the prior written consent of the Secured Parties other than in the ordinary course of business;


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          (c)  Collection of Accounts. The Company will collect all accounts
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     receivable until receipt of notice from Secured Party to notify any or all account debtors (as that term is defined in the Uniform Commercial Code) of the existence of the Secured Party's security interest and upon receipt of such notice the Company shall so notify such account debtors. The Company will hold all of the proceeds of such collections and all return and repossessed goods in trust for the Secured Party, and will not commingle the same with any other funds or property of the Company, and will deliver the same forthwith to the Secured Party at Secured Party's request; provided, however, that with respect to returned and repossessed goods, the Company will on demand pay to the Secured Party the full invoice price thereof. All proceeds of Collateral received by the Secured Party shall be applied against the Secured Obligations in such order and at such times as the Secured Party shall determine whether or not due;

          (d)  Records and Inspections. The Company will keep accurate
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     books, records and accounts with respect to the Collateral and will make the same available to Secured Party at Secured Party's request for examination. The Company will permit any authorized representative of the Secured Party from time to time to examine and inspect, during normal business hours, any and all premises where the Collateral is or may be kept or located and the Company shall assist the Secured Party in making such inspections; and

          (e)  Maintenance of Security Interest. The Company will at any
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     time or times hereafter execute such financing statements and other instruments and perform such acts as the Secured Party may request to establish and maintain a valid security interest in the Collateral, and will pay all costs of filing and recording.

     5.   Rights of Secured Party.
          -----------------------

     (a)  Authority to Perform for the Company. Upon default by the Company
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in the performance of the Company's obligations hereunder, the Secured Party at
Secured Party's option may (i) effect such insurance and repairs and pay the premiums therefor and the costs thereof and (ii) pay and discharge any taxes, liens and encumbrances on the Collateral. All sums so advanced or paid by the Secured Party shall be payable by the Company on demand with interest at the highest rate allowed by law and shall be a part of the Secured Obligations.

     (b)  Rights with Respect to Collateral. The Secured Party shall have
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the authority, but shall not be obligated:  (i) to notify any or all account debtors of the existence of the Secured Party's security interest and to pay or remit all sums due or to become due directly to the Secured Party or Secured Party's respective nominees; (ii) to place on any chattel paper (as that term is defined in the Uniform Commercial Code) received as proceeds a notation or legend showing the Secured Party's security interest; (iii) to place upon the Company's books and records relating to accounts receivable covered by the security interest granted hereby a notation or legend stating that such account is subject to a security interest held by the Secured Party; (iv) in the name of the Company, or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the accounts in which the Secured Party have a security interest; (v) to take any action which Secured Party may deem necessary or desirable in order to realize on the Collateral,


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including, the power to perform any contract, to endorse in the name of the
Company any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; and (vi) after any Event of Default, to enter upon and into and take possession of all or such part or parts of the properties of the Company as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to process, store, and sell all or any part of the inventory, as the Secured Party may elect, and to use and operate said properties for such purposes and for such length of time as the Secured Party may deem necessary or appropriate for such purposes without the payment of any compensation to the Company therefor.

     6.   Default.
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     (a)  Events of Default. The occurrence of any of the following events
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shall constitute a default ("EVENT OF DEFAULT") under this Agreement:

          (i) The Company shall fail to observe or perform any of the other covenants or agreements binding on the Company under this Agreement and such default shall have continued uncured for a period of 20 days after written notice thereof is delivered to the Company;

          (ii) An event of default shall have occurred under any of the Note Purchase Agreements, the Convertible Notes or that certain Registration Rights Agreement dated June 21, 2005 and the related Agreement Regarding Registration Rights dated September 8, 2005 (together, the "REGISTRATION RIGHTS AGREEMENTS") between the Secured Party and the Company; or

          (iii) The Company shall be in default in the payment to the Secured Party of any indebtedness evidenced by the Secured Obligations.

     (b)  Remedies. Upon the occurrence of an Event of Default, the Secured
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Party shall have all of the rights and remedies of a secured party under the provisions of the Uniform Commercial Code.

     7.   Miscellaneous.
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     (a)  Entire Agreement. This Agreement and the Note Purchase Agreements,
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the Convertible Notes, the Registration Rights Agreements and certain Warrants exercisable to acquire shares of common stock of the Company contain the entire understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements or representations, written or oral, relating to the subject matter hereof and thereof.

     (b)  Counterparts. This Agreement may be executed in separate
          ------------
counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

     (c)  Severability. Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be effective and valid under applicable law but if any


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provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Agreement will not be affected or impaired thereby.

     (d)  Successors and Assigns. This Agreement shall be binding upon and
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inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     (e)  Modification, Amendment, Waiver or Termination. No provision of
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this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason
of this Agreement.   No delay on the part of the Secured Party in the exercise
of any right or remedy under this Agreement shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy under this Agreement shall preclude other or further exercise thereof or the exercise of any other right or remedy. No waiver by the Secured Party of any right or remedy under this Agreement shall be deemed to be or construed as a further or continuing waiver of such right or remedy or as a waiver of any other right or remedy.

     (f)  Notices. All notices, consents, requests, instructions, approvals
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or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail, electronic facsimile or e-mail addressed to the receiving party at the address set forth above. All such communications shall be effective when received.

Any party may change the address set forth above by notice to each other party given as provided herein.

     (g)  Headings. The headings and any table of contents contained in this
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Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     (h)  Governing Law. ALL MATTERS RELATING TO THE INTERPRETATION,
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CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY
THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

     (i)  Third-Party Benefit. Nothing in this Agreement, express or
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implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.


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     IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date set forth in the first paragraph.

                                   RAPIDTRON, INC.

                                   By
                                     ---------------------------------
                                   Its
                                      --------------------------------

                                   CERES FINANCIAL LIMITED

                                   By
                                     ---------------------------------
                                   Its
                                      --------------------------------


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                                    EXHIBIT A
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                                  SENIOR LIENS


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